Exhibit 99.1

Runway Growth Credit Fund Successfully Closes $275 Million Equity Offering with Increased Investment from Oaktree Funds

CHICAGO, IL –– (December 5, 2017) – Runway Growth Credit Fund Inc. (“Runway Growth Credit”), a provider of term debt to fast-growing companies seeking an alternative to raising equity, today announced the successful closing of its $275 million initial equity capital raise with an increased commitment to $139 million from OCM Growth Holdings, LLC, an entity owned by certain investment funds managed by Oaktree Capital Management, L.P. (“Oaktree”), along with commitments from other investors.

Runway Growth Credit typically makes $5 million to $30 million senior term loans to fast-growing US- and Canada-based companies as an alternative or complement to raising venture capital or growth equity. The fund makes loans to both Sponsored companies (those that are already funded by venture capital or institutional equity) as well as Non-Sponsored companies (those that are funded by entrepreneurs themselves or no longer require institutional equity investment, including publicly traded small-cap companies).

“Oaktree has been an excellent partner for Runway Growth Credit since the first investment by OCM Growth Holdings, LLC in the fund in December 2016. This recent increased commitment to Runway Growth Credit successfully closes our initial capital raise and we believe it will enable us to further expand our loan origination and underwriting efforts across the United States and Canada,” said David Spreng, Runway Growth Credit’s Chairman, CEO, President, and CIO of its external investment adviser, Runway Growth Capital LLC. “We have seen strong demand from growth companies seeking an alternative to raising dilutive equity capital, and the anchor investment by Oaktree will enable us to expand our origination efforts across selected industry verticals and geographies, as well as continue to expand our underwriting capabilities by adding further to our investment and origination team.”

Runway Growth Credit seeks to originate loans to middle market companies that are run by top-tier management teams that need capital to grow—whether that’s growing market share, revenue, profitability, production or capacity. Runway Growth Credit typically backs companies with strong intellectual property behind their products and services, which enables the fund to lend where banks often cannot, and to provide minimally dilutive growth capital as compared to equity capital, enabling financial backers, founders and management teams to own more of their own companies. Runway Growth Credit has demonstrated an ability to creatively structure loans to match growth companies’ needs, and to do so in a manner that strikes a true partnership between borrower and lender. Mr. Spreng added, “We are in the business of “extending the runway” for fast-growing companies looking for alternative or supplemental growth financing. Runway Growth Credit understands what it takes to be a true partner to management teams and entrepreneurs working hard every day to make their companies successful. We move quickly when needed, are patient when prudent, and provide measured, thoughtful expertise around the capital needs of rapidly growing enterprises.”

“Led by an experienced management team, Runway Growth Credit is well prepared to capitalize on strong market demand from growth companies seeking an alternative to equity financing,” said Brian Laibow, Managing Director of Oaktree. “With a focus on forging lending relationships with top-tier companies and their management teams, along with strong origination and underwriting capabilities, we believe that Runway Growth Credit stands well positioned to continue to grow rapidly in this large and underserved market. Over the past few years, Oaktree has been partnering with outside management teams that can complement our core skills and build specialty finance platforms, and we can think of no better partner for venture debt than Runway Growth Credit and David Spreng.”

With offices in Silicon Valley, Chicago and New York City, Runway Growth Credit also provides its borrowers with access to exceptional resources, including world-class market research, industry conferences and summits, and a global network of founders, operators, executives and venture capitalists. Mr. Spreng concluded, “We believe that our capital and ‘true partnership approach’ will make a positive difference for growth companies, and for many reasons beyond just the purely financial. We are excited to successfully close this round of fundraising, and to continue our growth initiatives with Oaktree as a strategic partner.”

About Runway Growth Credit Fund Inc.

Runway Growth Credit Fund, Inc. is a lender of growth capital to companies seeking an alternative to raising equity. Led by industry veteran David Spreng, the fund provides senior term loans of $5 million to $30 million to fast-growing companies based in the United States and Canada. Runway Growth Credit Fund Inc. is an externally managed, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 and treated as a regulated investment company under the Internal Revenue Code of 1986. For more on the fund and its manager, Runway Growth Capital LLC, please visit our website at www.runwaygrowth.com.

About Oaktree

Oaktree is a leader among global investment managers specializing in alternative markets, with $100 billion in assets under management as of September 30, 2017. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in distressed debt, corporate debt (including high yield debt and senior loans), control investing, convertible securities, real estate and listed equities. Headquartered in Los Angeles, the firm has over 900 employees and offices in 18 cities worldwide. For additional information, please Oaktree's website at www.oaktreecapital.com.

Forward-Looking Statements

This press release may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Runway Growth Credit’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this press release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to our dependence on certain key personnel, our ability to raise new private equity or credit, market conditions, generally, our ability to manage our growth, fund performance, changes in our regulatory environment and tax status, the variability of our revenues, net income and cash flow, our use of leverage to finance our businesses and investments by our funds and litigation risks, among others. We believe these factors include but are not limited to those described under the captions entitled “Forward-Looking Statements” and “Risk Factors” included in our filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our other filings. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This press release does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of Runway Growth Credit Fund.

Media Contacts:

Tom Raterman

312-321-1188

Sard Verbinnen & Co. for Oaktree

Katie James/Fiona Tessitore

212-687-8080